Exhibit 10.1

CROSS LICENSE AGREEMENT

between

ASTERIAS

and

BIOTIME

and

ESI

Page i of 50

Schedule A: List of Patents and Patent Applications – Asterias Patent Rights

Schedule B: List of Patents and Patent Applications – BioTime’s First Set of Patent Rights

Schedule C: List of Patents and Patent Applications – BioTime’s Second Set of Patent Rights

Schedule D: List of Patents and Patent Applications – ESI Patent Rights

Schedule E: List of BioTime Named Affiliates

Schedule F: List of Asterias Patent Rights With BioTime Enforcement Rights

CROSS-LICENSE AGREEMENT

This CROSS-LICENSE AGREEMENT (the “Agreement”) is entered into on February 16, 2016 (the “Effective Date”) by and between Asterias Biotherapeutics, Inc., a Delaware corporation, having a place of business at 6300 Dumbarton Circle, Fremont, CA 94555 (“Asterias”), BioTime, Inc., a California corporation, having a place of business at 1301 Harbor Bay Parkway, Alameda, CA 94502 (“BioTime”), and ES Cell International Pte Ltd., a corporation wholly owned by BioTime organized under the laws of Singapore and having a place of business at 1301 Harbor Bay Parkway, Alameda, CA 94502 (“ESI”) (each individually referred to as “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, Asterias owns or controls certain patents and patent applications as provided herein in Schedule A;

WHEREAS, BioTime wishes to obtain a non-exclusive license under the Asterias Patent Rights;

WHEREAS, ESI wishes to obtain a sublicense under the Asterias Patent Rights as a Named Affiliate of BioTime;

WHEREAS, the Parties have entered into that certain Share Exchange Agreement dated November 2, 2015 that will form part of the consideration for this Agreement;

WHEREAS, BioTime owns or controls certain patents and patent applications as provided herein in Schedules B and C;

WHEREAS, ESI owns or controls certain patents and patent applications as provided herein in Schedule D;

WHEREAS, Asterias wishes to obtain a non-exclusive license under the BioTime Patent Rights and ESI Patent Rights;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in that certain Share Transfer Agreement, and other good and valuable consideration, the receipt and the legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1	“Affiliate” means any corporation or other business entity which is bound in writing by a Party to the terms set forth in this Agreement and in which a Party owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors, or in which a Party is owned or controlled directly or indirectly by at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then an “Affiliate” includes any company in which a Party owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

1.2	“Asterias Excluded Field” means

(i)	with respect to the BioTime’s First Set of Patent Rights and ESI Patent Rights, all therapeutic applications of use involving pluripotent stem cell-derived cells of the following lineages:

a.	bone and orthopedic soft tissues, including but not limited to ligament, tendon, meniscus, cartilage, and intervertebral disc;

b.	vascular endothelium and perivascular cells including vascular smooth muscle and vascular pericytes;

c.	adipose tissue; and

d.	retinal pigment epithelium.

(ii)	with respect to the BioTime’s Second Set of Patent Rights, all therapeutic applications except those identified in Section 1.3(ii) of this Agreement.

1.3	“Asterias Licensed Field” means

(i)	with respect to the BioTime’s First Set of Patent Rights and ESI’s Patent Rights, all therapeutic applications of use except those identified in Section 1.2(i) of this Agreement; and

(ii)	with respect to the BioTime’s Second Set of Patent Rights, all applications involving:

a.	live human pluripotent stem cell-derived cell therapies directed to the neural spinal cord (excluding cartilage and bone of the spine);

b.	live human pluripotent stem cell-derived cell therapies directed to the myocardium; and

c.	live human pluripotent stem cell-derived glial cell therapies directed to the central nervous system.

1.4	“Asterias Patent Rights” means (a) all patents and patent applications identified in Schedule A, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, and continued prosecution applications in any jurisdiction, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents. Asterias Patent Rights shall not include orphan drug rights or any other form of data or regulatory exclusivity.

1.5	“Asterias Product” means a product that, as of the time a sublicense is awarded by Asterias under the BioTime Patent Rights or the ESI Patent Rights, has been the subject of a diligent development and commercialization program at Asterias with total expenditures of greater than one million dollars.

1.6	“BioTime/ESI Excluded Field” means

(a)	any and all applications to treat disorders of the nervous system,

(b)	any and all applications utilizing the immune system to prevent, treat, or cure cancer, and

(c)	the use of cells comprising, derived from, or manufactured using, human embryonic stem cells or human induced pluripotent stem cells for in vitro assay applications, including but not limited to drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing.

1.7	“BioTime/ESI Licensed Field” means all fields of use except those identified in Section 1.6 of this Agreement.

1.8	“BioTime Patent Rights” means BioTime’s First Set of Patent Rights and BioTime’s Second Set of Patent Rights.

1.9	“BioTime Product” means a product that, as of the time a sublicense is awarded by BioTime under the Asterias Patent Rights, has been the subject of a diligent development and commercialization program at BioTime with total expenditures of greater than one million dollars.

1.10	“BioTime’s First Set of Patent Rights” means (a) all patents and patent applications identified in Schedule B (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, and continued prosecution applications in any jurisdiction, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents. BioTime’s First Set of Patent Rights shall not include orphan drug rights or any other form of data or regulatory exclusivity.

1.11	“BioTime’s Second Set of Patent Rights” means (a) all patents and patent applications identified in Schedule C, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, and continued prosecution applications in any jurisdiction, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents. BioTime’s Second Set of Patent Rights shall not include orphan drug rights or any other form of data or regulatory exclusivity.

1.12	“Confidential Information” means (i) information relating to the contents of this Agreement, and (ii) information which have been disclosed by one Party to another Party during the term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within thirty (30) days of such disclosure be reduced to writing by the disclosing Party and sent to the receiving Party.

1.13	“ESI Patent Rights” means (a) all of the patents and patent applications identified in Schedule D, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, and continued prosecution applications in any jurisdiction, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents. The ESI Patent Rights shall not include orphan drug rights or any other form of data or regulatory exclusivity.

1.14	“Named Affiliate Product” means a product that, as of the time a sublicense is awarded by Named Affiliate under the Asterias Patent Rights, has been the subject of a diligent development and commercialization program at a Named Affiliate with total expenditures of greater than one million dollars.

1.15	“Sublicense” means an agreement into which a Party enters with a Third Party for the purpose of (i) granting certain rights; (ii) granting an option to certain rights; or (iii) forbearing the exercise of any rights, granted to such Party under this Agreement.

1.16	“Third Party” means any party other than Asterias, BioTime, or ESI.

ARTICLE 2. GRANT OF LICENSES

2.1	By Asterias. Subject to the limitations set forth in this Agreement, Asterias hereby grants to BioTime and ESI, and BioTime and ESI hereby accept a fully-paid, perpetual (subject to Article 7), non-royalty-bearing, world-wide, non-exclusive, sub-licensable (to the extent permitted in Section 2.4(a)) license in, to, and under the Asterias Patent Rights for all purposes in the BioTime/ESI Licensed Field during the Term.

2.2	By BioTime. Subject to the limitations set forth in this Agreement, BioTime hereby grants to Asterias, and Asterias hereby accepts, a fully-paid, perpetual (subject to Article 7), non-royalty-bearing, world-wide, non-exclusive, sub-licensable (to the extent permitted in Section 2.4(c)) license in, to, and, under the BioTime Patent Rights for all purposes in the Asterias Licensed Field during the Term.

2.3	By ESI. Subject to the limitations set forth in this Agreement, ESI hereby grants to Asterias, and Asterias hereby accepts, a fully-paid, perpetual (subject to Article 7), non-royalty-bearing, world-wide, non-exclusive, sub-licensable (to the extent permitted in Section 2.4(c)) license in, to, and, under the ESI Patent Rights for all purposes in the Asterias Licensed Field during the Term.

2.4	Limited Sublicense Rights.

(a)	BioTime and ESI shall have the right to grant Sublicenses under the Asterias Patent Rights to a Third Party only in conjunction with the granting of substantial intellectual property rights that are (i) controlled by BioTime or ESI, as applicable, such as patents, copyrights, trademarks, trade secrets and know-how, other than under the Asterias Patent Rights, and (ii) solely to make, have made, use, sell, offer for sale, and import a BioTime Product or an ESI product. BioTime and ESI shall have no right to grant Sublicenses in the event that no other substantial intellectual property rights controlled by BioTime or ESI are included in a sublicense of the Asterias Patent Rights (“a BioTime/ESI Naked Sublicense”), except as provided in Section 2.4(b). BioTime and ESI shall advise Asterias of all Sublicenses granted to Third Parties under this Section 2.4(a). If BioTime or ESI grants a Sublicense, all of the terms and conditions of this Agreement shall apply to the sublicensee to the same extent as they apply to BioTime and ESI for all purposes. BioTime and ESI guarantee and assume responsibility for the performance of all obligations so imposed on such sublicensee by reason of operation of any such Sublicense.

(b)	BioTime and ESI shall have the right, only for a period of one year following the Effective Date of this Agreement, to grant BioTime/ESI Naked Sublicenses solely to the Affiliates identified in Schedule E (the “Named Affiliates”). For the avoidance of doubt, such BioTime/ESI Naked Sublicenses shall not be required to relate to a BioTime Product or an ESI product., nor shall they be required to contain a grant to additional rights controlled by BioTime or ESI. BioTime and ESI shall advise Asterias of all Sublicenses granted to Named Affiliates under this Section 2.4(b). If BioTime or ESI grants a Sublicense to a Named Affiliate, all of the terms and conditions of this Agreement shall apply to the Named Affiliate to the same extent as they apply to BioTime and ESI for all purposes. BioTime and ESI guarantee and assume responsibility for the performance of all obligations so imposed on such Named Affiliate by reason of operation of any such sublicense. Any BioTime/ESI Naked Sublicense granted to a Named Affiliate during the one-year period following the Effective Date shall remain in effect notwithstanding whether the Named Affiliate subsequently (i.e., after the one-year period following the Effective Date) is no longer a Named Affiliate. Any BioTime/ESI Naked Sublicenses shall provide that the Named Affiliate sublicensee may grant further sublicenses under the Asterias Patent Rights to a Third Party only in conjunction with the granting of substantial intellectual property rights that are (i) controlled by such Named Affiliate, as applicable, such as patents, copyrights, trademarks, trade secrets and know-how, other than under the Asterias Patent Rights, and (ii) solely to make, have made, use, sell, offer for sale, and import a Named Affiliate Product. Named Affiliates shall have no right to grant licenses in the event that no other substantial intellectual property rights controlled by such Named Affiliate are included in a sublicense of the Asterias Patent Rights.

(c)	Asterias shall have the right to grant Sublicenses under the BioTime Patent Rights and/or the ESI Patent Rights to a Third Party only in conjunction with the granting of substantial intellectual property rights that are (i) controlled by Asterias, such as patents, copyrights, trademarks, trade secrets and know-how, other than under the BioTime Patent Rights and (ii) solely to make, have made, use, sell, offer for sale, and import Asterias Product. Asterias shall have no right to grant licenses in the event that no other substantial intellectual property rights controlled by Asterias are included in a sublicense of the BioTime Patent Rights. Asterias shall advise BioTime of all Sublicenses granted to Third Parties under this Section 2.4(c). If Asterias grants a Sublicense, all of the terms and conditions of this Agreement shall apply to the sublicensee to the same extent as they apply to Asterias for all purposes. Asterias guarantees and assumes responsibility for the performance of all obligations so imposed on such sublicensee by reason of operation of any such Sublicense.

(d)	Notwithstanding the limitations on sublicensing included in Sections 2.4(a) and (b), BioTime and ESI shall have the right to grant rights to use the Asterias Patent Rights to Third Parties in connection with contracting with such Third Parties to (i) provide product marketing and distribution services to BioTime or ESI, or (ii) manufacture for BioTime or ESI products for sale by BioTime, ESI, or a Third Party pursuant to the foregoing clause (i).

(e)	Notwithstanding the limitations on sublicensing included in Sections 2.4(c), Asterias shall have the right, to grant rights to use the BioTime Patent Rights to Third Parties in connection with contracting with such Third Parties to (i) provide product marketing and distribution services to Asterias, or (ii) manufacture for Asterias products for sale by Asterias or a Third Party pursuant to the foregoing clause (i).

2.5	Exclusive Option. Subject to the limitations set forth in this Agreement, Asterias hereby grants to BioTime, and BioTime hereby accepts, a fully-paid exclusive option, exercisable within ninety (90) days of notice from Asterias that the applicable Asterias Patent Rights have become available, to enter into an exclusive license in, to, and under the Asterias Patent Rights in that BioTime/ESI Excluded Field described in Section 1.6 (c) for all purposes during the Term. Asterias and BioTime shall negotiate in good faith and agree upon commercially reasonable terms for such license.

2.6	Limitations. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to restrict in any manner whatsoever the right of: (a) Asterias to exercise its rights under the Asterias Patents and to grant licenses or sublicenses to third parties for any purpose, including in the BioTime/ESI Licensed Field, under the Asterias Patent Rights; (b) BioTime and ESI to exercise their rights under the BioTime Patents and ESI Patents, as applicable, and to grant licenses or sublicenses to Third Parties for any purpose, including in the Asterias Licensed Field, under the BioTime Patents and the ESI Patents; (c) Asterias to enforce Asterias Patents against infringing activities by Third Parties; and (d) BioTime and ESI to enforce BioTime Patents and ESI patents against infringing activities by Third Parties.

2.7	No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party grants under its intellectual property (including patents) any license, express or implied, to the other Party. All other rights not explicitly granted herein from a Party to another are retained by such Party.

ARTICLE 3. OBLIGATIONS UNDER CERTAIN PRIOR AGREEMENTS

3.1	Agreements Associated with Asterias Patent Rights. Asterias owns or controls certain patents and patent applications as provided herein in Schedule A through a certain Asset Contribution Agreement with BioTime, Inc., and Geron Corporation, dated January 4, 2013 (the “Asset Contribution Agreement”), and is subject to certain obligations relating to those patents and patent applications under a certain Royalty Agreement with Geron Corporation, dated October 1, 2013 (the “Royalty Agreement”).

Copies of the Asset Contribution Agreement and the Royalty Agreement have been provided to BioTime. As a condition to the grant of rights in Section 2.1 of this Agreement, BioTime hereby agrees to be and is bound by all the terms and conditions of the Asset Contribution Agreement and the Royalty Agreement, as imposed upon or required of or applicable to a sublicensee under the Asset Contribution Agreement and the Royalty Agreement, including without limitation Article 2 (Royalties) of the Royalty Agreement (for so long as BioTime remains an Affiliate of Asterias).

3.2	Further Considerations. None of the Parties shall have any obligation to the other Parties with respect to any license fees, milestone payments, royalties, or any other financial consideration received by a Party pursuant to a sublicense or license.

ARTICLE 4. CONSIDERATION

The consideration for the rights and licenses granted herein under Articles 2 and 3 consists of (i) the substantial benefits derived by BioTime, ESI and Asterias through the cross-licenses provided in this Agreement, and (ii) the consummation of the stock true-up transactions by and among the Parties and their parent entity as provided by certain Share Exchange Agreement dated February 16, 2016.

ARTICLE 5. PATENT MATTERS

5.1	Patent Prosecution and Maintenance by Asterias.

(a)	Subject to Section 5.1(c), Asterias shall be solely responsible for filing, prosecuting, and maintaining all Asterias Patent Rights. Asterias shall be responsible for all costs associated with filing, prosecuting, and maintaining such Asterias Patent Rights.

(b)	BioTime and its sublicensees under this Agreement, including ESI, shall reasonably cooperate with Asterias with respect to providing such information or taking such other actions as may be mutually agreed by the Parties in writing in order to protect each Party’s rights in the Asterias Patent Rights in connection with requirements or provisions of applicable laws in local jurisdictions.

(c)	To the extent permitted by Asterias’s contractual obligations to Third Parties, including without limitations obligations under the certain Exclusive License and Alliance Agreement to GE Healthcare UK Limited, dated June 29, 2009, and all its subsequent amendments, in the event that Asterias decides to forego prosecution or maintenance of a patent or patent application included in Asterias Patent Rights, Asterias shall use commercially reasonable efforts to provide written notice to BioTime at least thirty (30) days prior to the final deadline for taking a necessary step to continue to prosecute or maintain the applicable Patent (such notice, the “Assumption Notice”). Upon receipt of such Assumption Notice, BioTime will have the option of assuming responsibility for such prosecution and maintenance at its sole expense. If BioTime elects to assume responsibility for prosecution and maintenance pursuant to this Section 5.1(c), BioTime shall notify Asterias in writing of such election within thirty (30) days (or such shorter period requested where the final deadline is in less than thirty (30) days or Asterias will be required to incur significant expense to continue or maintain a Patent) following such Assumption Notice from Asterias, and Asterias shall either:

(i)	withdraw its decision to abandon and continue prosecuting or maintaining such patent at its expense; or

(ii)	assign its entire right, title, and interest in such patent to BioTime; provided that Asterias shall:

(A)	retain (and is hereby granted) a license with respect to the applicable patent consistent with Section 2.2, and

(B)	have no other obligation thereby to assign any related patents or patent applications, including any patents or patent applications in such assigned patent’s family.

For avoidance of doubt, if BioTime does not notify Asterias of its election in writing within thirty (30) days following the applicable Assumption Notice from Asterias (or such shorter period as specified in Section 5.1(c), BioTime shall be deemed to have elected to not assume responsibility for prosecution and maintenance pursuant to this Section 5.1 and Asterias may abandon such patent or decide not to abandon such patent.

5.2	Patent Prosecution and Maintenance by BioTime.

(a)	Subject to Section 5.2(c), BioTime shall be solely responsible for filing, prosecuting, and maintaining all BioTime Patent Rights. BioTime shall be responsible for all costs associated with filing, prosecuting, and maintaining such BioTime Patent Rights.

(b)	Asterias and its sublicensees under this Agreement shall reasonably cooperate with BioTime with respect to providing such information or taking such other actions as may be mutually agreed by the Parties in writing in order to protect each Party’s rights in the BioTime Patent Rights in connection with requirements or provisions of applicable laws in local jurisdictions.

(c)	To the extent permitted by BioTime’s contractual obligations to Third Parties, and in the event that BioTime decides to forego prosecution or maintenance of a patent or patent application included in BioTime Patent Rights, BioTime shall use commercially reasonable efforts to provide an Assumption Notice to Asterias. Upon receipt of such Assumption Notice, Asterias will have the option of assuming responsibility for such prosecution and maintenance at its sole expense. If Asterias elects to assume responsibility for prosecution and maintenance pursuant to this Section 5.2(c), Asterias shall notify BioTime in writing of such election within thirty (30) days (or such shorter period requested where the final deadline is in less than thirty (30) days or BioTime will be required to incur significant expense to continue or maintain a Patent) following such Assumption Notice from BioTime, and BioTime shall either:

(i)	withdraw its decision to abandon and continue prosecuting or maintaining such patent at its expense; or

(ii)	assign its entire right, title, and interest in such patent to Asterias; provided that BioTime shall:

(A)	retain (and is hereby granted) a license with respect to the applicable patent consistent with Section 2.1, and

(B)	have no other obligation thereby to assign any related patents or patent applications, including any patents or patent applications in such assigned patent’s family.

For avoidance of doubt, if Asterias does not notify BioTime of its election in writing within thirty (30) days following the applicable Assumption Notice from BioTime (or such shorter period as specified in Section 5.2(c)), Asterias shall be deemed to have elected to not assume responsibility for prosecution and maintenance pursuant to this Section 5.2 and BioTime may abandon such patent or decide not to abandon such patent.

5.3	Patent Prosecution and Maintenance by ESI.

(a)	Subject to Section 5.3(c), ESI shall be solely responsible for filing, prosecuting, and maintaining all ESI Patent Rights. ESI shall be responsible for all costs associated with filing, prosecuting, and maintaining such ESI Patent Rights.

(b)	Asterias and its sublicensees under this Agreement shall reasonably cooperate with ESI with respect to providing such information or taking such other actions as may be mutually agreed by the Parties in writing in order to protect each Party’s rights in the ESI Patent Rights in connection with requirements or provisions of applicable laws in local jurisdictions.

(c)	To the extent permitted by ESI’s contractual obligations to Third Parties, and in the event that ESI decides to forego prosecution or maintenance of a patent or patent application included in ESI Patent Rights, ESI shall use commercially reasonable efforts to provide an Assumption Notice to Asterias. Upon receipt of such Assumption Notice, Asterias will have the option of assuming responsibility for such prosecution and maintenance at its sole expense. If Asterias elects to assume responsibility for prosecution and maintenance pursuant to this Section 5.3(c), Asterias shall notify ESI in writing of such election within thirty (30) days (or such shorter period requested where the final deadline is in less than thirty (30) days or ESI will be required to incur significant expense to continue or maintain a Patent) following such Assumption Notice from ESI, and ESI shall either:

(i)	withdraw its decision to abandon and continue prosecuting or maintaining such patent at its expense; or

(ii)	assign its entire right, title, and interest in such patent to Asterias; provided that ESI shall:

(A)	retain (and is hereby granted) a license with respect to the applicable patent consistent with Section 2.1, and

(B)	have no other obligation thereby to assign any related patents or patent applications, including any patents or patent applications in such assigned patent’s family.

For avoidance of doubt, if Asterias does not notify ESI of its election in writing within thirty (30) days following the applicable Assumption Notice from ESI (or such shorter period as specified in Section 5.3(c)), Asterias shall be deemed to have elected to not assume responsibility for prosecution and maintenance pursuant to this Section 5.3 and ESI may abandon such patent or decide not to abandon such patent.

5.4	Patent Infringement by Third Parties.

(a)	If a Party learns of any infringement of any patent licensed under this Agreement, then that Party shall promptly provide the other Parties with reasonable evidence of infringement in writing.

(b)	As among Asterias, BioTime, and ESI with regard to Asterias Patent Rights, Asterias will have the right, but not the obligation to bring a patent infringement suit. BioTime and ESI shall cooperate with Asterias in litigation proceedings instituted hereunder but at the expense of Asterias. Asterias will control litigation, except that BioTime or ESI may at its own expense join in the suit. BioTime and ESI may be represented by counsel of their choice and at their sole expense in any suit brought by Asterias. Any recovery or settlement received in connection with any suit with regard to Asterias Patent Rights will be awarded to Asterias and may be shared in accordance with any future agreement entered into by the Parties. Without limiting the foregoing, BioTime will have the right, but not the obligation, to request for Asterias to commence and prosecute patent infringement lawsuits with respect to certain Asterias Patent Rights pursuant to subsection (e) of this Section 5.4.

(c)	As among BioTime, ESI, and Asterias with regard to BioTime Patent Rights, BioTime will have the right, but not the obligation to bring a patent infringement suit. Asterias shall cooperate with BioTime in litigation proceedings instituted hereunder but at the expense of BioTime. BioTime will control litigation, except that Asterias may at its own expense join in the suit. Asterias may be represented by counsel of its choice and at Asterias’s sole expense in any suit brought by BioTime. Any recovery or settlement received in connection with any suit with regard to BioTime Patent Rights will be awarded to BioTime and may be shared in accordance with any future agreement entered into by the Parties.

(d)	As among BioTime, ESI, and Asterias with regard to ESI Patent Rights, ESI will have the right, but not the obligation to bring a patent infringement suit. Asterias shall cooperate with ESI in litigation proceedings instituted hereunder but at the expense of ESI. ESI will control litigation, except that Asterias may at its own expense join in the suit. Asterias may be represented by counsel of its choice and at Asterias’s sole expense in any suit brought by ESI. Any recovery or settlement received in connection with any suit with regard to ESI Patent Rights will be awarded to ESI and may be shared in accordance with any future agreement entered into by the Parties.

(e)	Subject to Section 5.4(f) below, BioTime will have the right, but not the obligation, to request for Asterias to commence and prosecute one or more patent infringement lawsuits or administrative proceedings against one or more third parties with respect to the Asterias Patent Rights identified in Schedule F (“Request For Mandatory Enforcement”). BioTime may exercise such right by submitting to Asterias a written request identifying the alleged infringing party or parties and the basis for the infringement claim. BioTime shall also provide Asterias with such additional information concerning the basis for the claim of infringement as Asterias may reasonably request, provided that such information (i) is in BioTime’s possession or control or can be obtained by BioTime without unreasonable cost, expense, or delay, and (ii) is necessary for the initiation or prosecution of the case. Upon BioTime’s Request For Mandatory Enforcement, Asterias agrees that it shall, pursuant to the terms of this paragraph and subject to Section 5.4(f), commence and prosecute one or more patent infringement lawsuits against the alleged infringing party or parties identified by BioTime based on the infringement claim provided by BioTime. BioTime shall also have the right to request for Asterias to commence and prosecute an appeal, or to respond to any appeal filed by any third party, of any court order or judgment arising from any lawsuit instituted at BioTime’s Request For Mandatory Enforcement or by Asterias pursuant to this Agreement with respect to the Asterias Patent Rights identified in Schedule F (“Request For Mandatory Appeal”). Upon BioTime’s Request For Mandatory Appeal, Asterias agrees that it shall, pursuant to the terms of this paragraph and subject to Section 5.4(f), commence, prosecute or otherwise respond to an appeal so requested by BioTime. Such litigations and appeals will be conducted by counsel selected by Asterias after reasonable consultation with BioTime. If mutually agreed by the Parties, and provided that no conflict of interest exists that cannot be resolved or waived, such counsel may jointly represent BioTime and Asterias in connection with such litigations and appeals. In the alternative, BioTime may be separately represented by another counsel of BioTime’s choice. BioTime and Asterias shall cooperate in a prompt and timely manner, at BioTime’s expense, in any litigations and appeal proceedings initiated pursuant to this subsection (e), including, without limitation, cooperating in good faith in prosecuting, defending, and settling such litigations and appeal proceedings. BioTime shall provide reimbursement for all costs and expenses incurred by Asterias in connection with any lawsuit brought pursuant to this subsection (e), and any appeal thereof to the extent that BioTime has first provided a Request for Mandatory Appeal. Costs and expenses that are reimbursable pursuant to this subsection (e) shall include, without limitation, all court costs, litigation expenses, legal fees, costs of litigation support services, reimbursement for reasonable lost management productivity, and any other incidental costs incurred by Asterias as a result of such legal proceedings. Any recovery or settlement received in connection with any such proceedings will belong entirely to BioTime and Asterias will pay over or otherwise assign to BioTime all of Asterias’ right, title and interest thereto. Asterias shall not, without BioTime’s prior written consent, enter into any settlement or compromise of any claim, or release any third party from any claim or counterclaim, brought at BioTime’s request pursuant to this subsection (e). For clarity, nothing herein shall limit the rights of Asterias pursuant to subsection (b) of this Section 5.4, and Asterias expressly reserves the right to, at any time and in its sole discretion and expense, initiate patent infringement suits with respect to any of the Asterias Patent Rights identified in Schedule F without the prior request or involvement of BioTime.

(f)	Following a Request For Mandatory Enforcement or a Request For Mandatory Appeal by BioTime pursuant to Section 5.4(e), Asterias may, in its sole discretion and in lieu of initiating and carrying out the legal proceedings contemplated by Section 5.4(e), or in lieu of defending against any counterclaims or counter lawsuits brought against Asterias as a result of any lawsuit or appeal proceeding contemplated by Section 5.4(e), elect to assign ownership of any or all of the Asterias Patent Rights identified in Schedule F to BioTime. Any such assignment would be subject to a retained license by Asterias (and its licensees) to continue using and practicing the applicable Asterias Patent Rights in the same manner in which they were using and practicing such Asterias Patent Rights prior to the assignment. In the event that Asterias elects to carry out such an assignment, the Parties would diligently and in good faith negotiate commercially reasonable assignment documentation. Following the assignment, Asterias would have no further responsibility for initiating and carrying out legal proceedings involving the assigned Asterias Patent Rights, unless otherwise agreed in the applicable assignment documentation.

5.5	Allegation of Infringement by Third Parties. Each Party shall promptly notify the other in writing upon receipt of a written allegation of infringement of any Third Party patent where that allegation is based solely and directly based on the exercise of either Party or their permitted licensees of any rights pursuant to this Agreement. Each Party shall be solely responsible for responding to any claim or allegation of infringement made by a Third Party against such Party based on its post-Effective-Date actions or activities.

5.6	Patent Marking. Each Party shall mark all products made, used or sold under the licenses granted under terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

ARTICLE 6. REPRESENTATIONS AND WARRANTIES

6.1	By Asterias. Asterias represents, warrants and covenants that, as of the Effective Date:

(a)	Asterias has delivered a true and complete copy of each of the Asset Contribution Agreement and the Royalty Agreement to BioTime;

(b)	The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of Asterias;

(c)	Asterias is, to its knowledge, the true and lawful exclusive owner of the Asterias Patent Rights set forth on Schedule A, including all rights and interests herein granted;

(d)	Asterias has the right and authority to grant the rights and licenses granted to BioTime under this Agreement;

(e)	Asterias has not granted any right, license or interest in, to or under the Asterias Patent Rights inconsistent with the rights, license and interests granted to BioTime in this Agreement, and Asterias shall not grant during the term of this Agreement any right, license or interest in, to or under the Asterias Patent Rights that is inconsistent with the rights, licenses and interests granted to BioTime hereunder; and

(f)	There is no pending or, to Asterias’s knowledge, threatened Third Party lawsuit, claim, action or demand against Asterias that relates to the use of any product or practice of any method under the Asterias Patent Rights.

6.2	By BioTime. BioTime represents, warrants and covenants that, as of the Effective Date:

(a)	BioTime is the true and lawful exclusive owner of the BioTime Patent Rights set forth on Schedules B and C, including all rights and interests herein granted;

(b)	The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of BioTime;

(c)	BioTime has the right and authority to grant the rights and licenses granted to Asterias under this Agreement;

(d)	BioTime has not granted any right, license or interest in, to or under the BioTime Patent Rights inconsistent with the rights, license and interests granted to Asterias in this Agreement, and BioTime shall not grant during the term of this Agreement any right, license or interest in, to or under the BioTime Patent Rights that is inconsistent with the rights, licenses and interests granted to Asterias hereunder; and

(e)	There is no pending or, to BioTime’s knowledge, threatened third party lawsuit, claim, action or demand against BioTime that relates to the use of any product or practice of any method under the BioTime Patent Rights.

6.3	By ESI. ESI represents, warrants and covenants that, as of the Effective Date:

(a)	ESI is the true and lawful exclusive owner of the ESI Patent Rights set forth on Schedule D, including all rights and interests herein granted;

(b)	The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of ESI;

(c)	ESI has the right and authority to grant the rights and licenses granted to Asterias under this Agreement;

(d)	ESI has not granted any right, license or interest in, to or under the ESI Patent Rights inconsistent with the rights, license and interests granted to Asterias in this Agreement; and

(e)	There is no pending or, to ESI’s knowledge, threatened third party lawsuit, claim, action or demand against ESI that relates to the use of any product or practice of any method under the ESI Patent Rights.

6.4	No Implied Warranties. Nothing in this Agreement is or shall be construed as:

(a)	a warranty or representation as to the validity or scope of the Asterias Patent Rights, the BioTime Patent Rights, or the ESI Patent Rights;

(b)	an obligation to bring or prosecute actions or suits against third parties for infringement of the Asterias Patent Rights, the BioTime Patent Rights, or the ESI Patent Rights; or

(c)	granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Asterias, BioTime, ESI, or Third Parties other than expressly provided herein.

6.5	Disclaimer of Warranty; Limitation of Liability. Except as explicitly, set for the herein, no party makes any warranty, express or implied, with respect to the patents licensed hereunder; including any warranty of merchantability or fitness for any particular purpose or that the licensed patents do not infringe any patents or as to the scope of protection that may be afforded by any patent rights licensed hereunder. Under no circumstances shall any party be liable for special, incidental or consequential damages of any kind, even if advised of the possibility of such damages.

ARTICLE 7. TERM AND TERMINATION OF LICENSE

7.1	Term. The term of this Agreement shall begin on the Effective Date and shall expire on the expiration of the last claim within the Asterias Patents Rights or BioTime Patent Rights licensed or sublicensed hereunder, unless earlier terminated in accordance with this Article 7.

7.2	Termination by Asterias.

(a)	Asterias shall have the right to terminate the license granted to BioTime and ESI under Article 2 and its associated obligations, if BioTime, ESI, or sublicensees/licensees materially breach this Agreement, and fail to cure such breach within thirty (30) days after written notice from Asterias specifying the nature of such breach.

(b)	Asterias shall have the right to terminate the license granted to it under Article 2, and its associated rights, in whole or as to any portion of the BioTime Patent Rights or the ESI Patent Rights upon written notice to BioTime and/or ESI.

7.3	Termination by BioTime or ESI.

(a)	BioTime or ESI shall have the right to terminate the license granted to Asterias under Article 2 and its associated obligations, if Asterias or sublicensees/licensees materially breach this Agreement, and fail to cure such breach within thirty (30) days after written notice from BioTime or ESI, as applicable, specifying the nature of such breach.

(b)	BioTime shall have the right to terminate the license granted to it under Article 2, and its associated rights, in whole or as to any portion of the Asterias Patent Rights upon written notice to Asterias.

7.4	Equitable Relief. The Parties acknowledge that monetary damages may not be a sufficient remedy for material breach of this Agreement and that the non-breaching Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction including specific performance of the other Party’s obligations hereunder.

7.5	Sublicenses/Licenses. Unless terminated pursuant to Sections 7.2 or 7.3, the licenses granted to the non-breaching Party under this Agreement, including any sublicensees/licensees provided for under this Agreement entered into by such Party, shall run to the end of the enforceable term of the relevant patents licensed pursuant to this Agreement. The sublicenses/licenses provided for under this Agreement entered into by the breaching Party may be either terminated or allowed to survive termination of the breaching Party’s licenses hereunder at the sole discretion of the non-breaching Party; provided however, that any BioTime/ESI Naked Sublicenses granted by BioTime to a Named Affiliate pursuant to Section 2.4(b) of this Agreement shall survive termination of this Agreement.

7.6	Survival on Expiration. The following shall survive the expiration of this Agreement – Articles 1, 8, 9, and Sections 2.4(b)(as applicable), 7.5, 7.6, 10.1-10.4, and 10.6-10.9. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

ARTICLE 8. NOTICES

8.1	Correspondence. Any notice or payment required to be given to either Party under this Agreement shall be deemed to have been properly given and effective: (a) on the date of delivery if delivered in person, or (b) three (3) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to Asterias:
Asterias Biotherapeutics, Inc.
6300 Dumbarton Circle
Fremont, CA 94555
Attention: Pedro Lichtinger, President and CEO

With a copy to:
Dentons US LLP,
1221 Avenue of the Americas,
New York, NY 10020-1089
Attention: Jeffrey A. Baumel

If sent to BioTime:
BioTime, Inc.
1301 Harbor Bay Parkway
Alameda, California 94502
Attention:Mr. Adi Mohanty, CEO

If sent to ESI:
ES Cell International Pte Ltd
1301 Harbor Bay Parkway
Alameda, California 94502
Attention:Dr. Michael D. West, CEO

ARTICLE 9. CONFIDENTIALITY AND PUBLICATION

9.1	Treatment of Confidential Information. Each Party agrees that it will keep the Confidential Information of the other Party in strict confidence, applying the same degree of care that it applies to protect its own Confidential Information from disclosure to others, and that it will not deliberately disclose, communicate or publish any of the Confidential Information to any person or entity, nor use any of the Confidential Information it receives, acquires, or obtains from the disclosing Party except as specifically provided for in this Agreement without first obtaining the written consent of the disclosing Party. The Parties shall employ all reasonable efforts to maintain as confidential and not reveal or disclose to any third party any Confidential Information disclosed for the purposes of this Agreement without first obtaining the written consent of the disclosing Party. In addition, the parties agree not to use, except as needed for the purposes of this Agreement, any Confidential Information without first obtaining the written consent of the disclosing Party.

9.2	Term of Obligation. The obligation to maintain the Confidential Information of the disclosing Party shall continue for a period ending five (5) years from the termination or expiration date of this Agreement, unless otherwise agreed to by the Parties.

9.3	Exceptions. The foregoing restriction shall not apply to such of the Confidential Information that the receiving Party can document: (i) at the time of the disclosure was publicly available, or after the disclosure becomes a part of the public domain through no act or omission by the receiving Party; (ii) was, prior to the time of the disclosure, in the receiving Party’s possession and not subject to any obligation to a third party of non-disclosure, as shown by the receiving Party’s written records; (iii) was subsequently received by the receiving Party from a Third Party free of any obligation of non-disclosure imposed on or by the Third Party; or (iv) was developed by the receiving Party independently of, and without reference to Confidential Information.

9.4	Permitted Disclosures. (a) Each Party may disclose Confidential Information received from the other Party to Third Parties having a need to know the Confidential Information for a legitimate business purpose of the receiving Party, provided any such Third Party executes a non-disclosure agreement with terms at least as restrictive as those herein. Each Party shall immediately advise their employees, and others to whom the other Party’s Confidential Information is disclosed, of their strict obligations under this Agreement. Each Party shall take all reasonably necessary steps to insure that the confidentiality of the Confidential Information is securely maintained and that the Confidential Information is used only as permitted under this Agreement. Each Party may disclose Confidential Information received from the other Party as is required by a valid court order to be disclosed, provided, however, that the receiving Party has provided prompt written notice to the disclosing Party, made a reasonable effort to obtain a protective or other order maintaining the confidentiality of disclosing Party’s Confidential Information, and taken reasonable steps to enable the disclosing Party to seek a protective order or otherwise prevent disclosure of such Confidential Information. Any mutually agreed public statement as permitted in Section 10.2 below that may include Confidential Information shall constitute a permitted disclosure.

(b) Notwithstanding anything to the contrary in this Agreement, including, without limitation the terms and conditions included in Sections 9.1 through 9.4 (a), (i) a Party shall be entitled to disclose to end users of products and services any non-confidential technical, scientific and other information reasonably necessary for the end user to use such products and services; and (2) the Parties may disclose the non-confidential terms of this Agreement to investors or potential investors, potential business partners, potential sublicensees and assignees, potential co-developers, manufacturers, marketers, or distributors of products and processes, and in any prospectus, offering, memorandum, or other document or filing required by applicable securities laws or other applicable law or regulation.

(c) Each Party shall provide the other Party with reasonable advance written notice of any other press release or other public disclosure of this Agreement; provided, that the Parties acknowledge that a Party may be required to make immediate or prompt disclosure of the occurrence of material events concerning the Agreement, such as (by way of example only) an action, order, or determination by the FDA or other regulatory agency or authority. A Party may summarize this Agreement, excluding confidential portions in any registration statement, prospectus, or report filed with the Securities and Exchange Commission (“SEC”) or any other securities regulatory agency or authority. If a Party determines that it is required to file a copy of this Agreement or any portion of this Agreement with the SEC or any other securities regulatory agency or authority, the Parties shall confer and determine which portions, if any, of this Agreement should be subject to an application requesting confidential treatment, and a Party shall file this Agreement or any relevant portion subject to such application in accordance with the applicable rules and regulations of the SEC or such other agency or authority; provided, that any portion of this Agreement that is initially redacted from such filing under such application may be filed in its entirety and otherwise disclosed in a registration statement, prospectus, or report if so required by the SEC or other agency or authority.

(d) This Agreement may be disclosed by a Party under a confidentiality agreement, without the prior consent of the other Party, to any actual or prospective investor, lender, underwriter, or acquirer of the Party or any parent or subsidiary of the Party, or any actual or potential acquirer of the portion of the business to which this Agreement relates. Additionally, the text of any press release, shareholders’ report or other communication to be published or disclosed in any way by or on behalf of a Party by or in the media concerning the other Party, the subject matter of this Agreement or concerning this Agreement itself, other than as required by law or by any regulatory or government authority or the rules of the SEC or any other regulatory agency or authority, or any securities exchange, shall be submitted to the other Party at least five (5) business days in advance of publication or disclosure for approval. Such approval not to be unreasonably withheld; provided, that disclosure that repeats or restates prior public disclosure permitted by this Agreement need not be submitted to a Party for approval.

9.5	Injunctive Relief. The Parties acknowledge and agree that any breach of the confidentiality obligations imposed by this Article 9 will constitute immediate and irreparable harm to the disclosing Party and/or its successors and assigns, which cannot adequately and fully be compensated by money damages and will warrant, in addition to all other rights and remedies afforded by law, injunctive relief, specific performance, and/or other equitable relief. The disclosing Party’s rights and remedies hereunder are cumulative and not exclusive. The disclosing Party shall also be entitled to receive from the receiving Party the costs of enforcing this Article 9, including reasonable attorneys’ fees and expenses of litigation.

9.6	Effect of Termination. Upon termination or expiration of this Agreement, or upon the request of the disclosing Party at any time, the receiving Party shall promptly return to the disclosing Party, at its request, all copies of Confidential Information received from the disclosing Party, and shall return or destroy, and document the destruction of, all summaries, abstracts, extracts, or other documents which contain any Confidential Information of the disclosing Party in any form.

9.7	Survival. The obligations of the Parties under this Article 9 shall survive any expiration or termination of this Agreement.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1	Assignability. No Party shall assign this Agreement or the licenses granted herein except (i) with the prior written consent of the other Parties; (ii) as part of a sale or transfer of all or substantially all of the entire business of the Party relating to this Agreement, or (iii) to an Affiliate; and in each case of any assignment under subsections (ii) and (iii) in this paragraph, provided that the acquirers of rights in this Agreement and the assigning Party shall notify the other Parties to this Agreement no later than thirty days after any such assignment of this Agreement.

10.2	Use of Names. No Party shall use the name, trade name, trademark, or the logo of any other Party in any publicity, news release, or other announcement or comment without the prior written consent of the other Party, except as required by law.

10.3	No Waiver. No waiver by any Party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.4	Governing Laws. This agreement shall be interpreted and construed in accordance with the laws of the state of Delaware, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.5	Force Majeure. A Party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing Party’s obligations herein shall resume.

10.6	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.7	Entire Agreement. This Agreement and the certain Share Transfer Agreement dated February 16, 2016 embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

10.8	Amendments. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each Party.

10.9	Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

[The next page is the signature page.]

IN WITNESS WHEREOF, Asterias, BioTime and ESI have executed this Agreement, in triplicate originals, by their respective and duly authorized officers on the day and year written.

Asterias Biotherapeutics, Inc.		BioTime, Inc.

By:	/s/Pedro Lichtinger	By:	/s/Michael D. West
	Pedro Lichtinger		Michael D. West

Title: President and Chief Executive Office		Title: Co-Chief Executive Officer

		By:	/s/Aditya Mohanty
Aditya Mohanty

Title: Co-Chief Executive Officer

ES Cell International Pte Ltd

By:	/s/Aditya Mohanty

Title:	CEO

Schedule A

List of Patents and Patent Application - Asterias Patent Rights

FILE #	TITLE	COUNTRY	STATUS	APPLICATION #	DATE FILED
061/005	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	United States of America	Issued	09/530,346	29-Aug-00
061/006D	Feeder-Free Culture Method for Embryonic Stem Cells	United States of America	Issued	10/330,873	24-Dec-02
061/235AU	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	Australia	Issued	1277199	23-Oct-98
061/236CA	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	Canada	Issued	2,307,807	23-Oct-98
061/238JP	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	Japan	Issued	2000517062	23-Oct-98
061/239JP D	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	Japan	Issued	2000185486	23-Oct-98
090/004D	Use of TGF Beta Superfamily Antagonists to Make Dopaminergic Neurons from Embryonic Stem Cells	United States of America	Issued	11/010,230	10-Dec-04
090/005C	Neural Cell Populations from Primate Pluripotent Stem Cells	United States of America	Issued	12/477,726	3-Jun-09
090/006C	Use of TGF Beta Superfamily Antagonists and Neurotrophins to Make Neurons from Embryonic Stem Cells	United States of America	Issued	12/500,998	10-Jul-09

090/007C	Neural Cell Populations from Primate Pluripotent Stem Cells	United States of America	Pending	13/561,296	30-Jul-12
091/004	cDNA Libraries Reflecting Gene Expression During Growth and Differentiation of Human Pluripotent Stem Cells	United States of America	Issued	09/688,031	10-Oct-00
091/009C	Use of Human Embryonic Stem Cells for Drug Screening and Toxicity Testing	United States of America	Issued	10/039,956	23-Oct-01
091/011P	Embryonic Stem Cells Having Genetic Modifications	United States of America	Issued	10/948,956	24-Sep-04
091/030P	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United States of America	Issued	10/235,094	4-Sep-02
091/031D	Medium for Growing Human Embryonic Stem Cells	United States of America	Issued	10/873,922	21-Jun-04
091/033P	Medium for Growing Human Embryonic Stem Cells	United States of America	Issued	10/949,181	24-Sep-04
091/037C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United States of America	Issued	12/170,219	9-Jul-08
091/038C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United States of America	Issued	12/710,078	22-Feb-10
091/039C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United States of America	Issued	12/763,884	20-Apr-10
091/040C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United States of America	Pending	13/323,567	12-Dec-11
091/051	Suspension Culture of Human Embryonic Stem Cells	United States of America	Allowed	11/917,993	4-Mar-08
091/201AU	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Australia	Issued	11128/01	11-Jan-01
091/202IL	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Israel	Issued	141742	10-Jan-01

091/204JP D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Japan	Issued	2001138021	10-Jan-01
091/205SG	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Singapore	Issued	2001014133	10-Jan-01
091/206IN	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	India	Issued	00361CHENP2001	10-Jan-01
091/207CA	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Canada	Issued	2,388,811	10-Jan-01
091/212IL D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	Israel	Issued	177324	10-Jan-01
091/217IN D2	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	India	Issued	4588CHENP2006	10-Jan-01
091/301AU	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Australia	Issued	2002323593	5-Sep-02
091/302CA	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Canada	Issued	2,459,957	5-Sep-02
091/303UK	Culture System for Rapid Expansion of Human Embryonic Stem Cells	United Kingdom	Issued	4049102	5-Sep-02
091/305IL	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Israel	Issued	160403	5-Sep-02
091/306JP	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Japan	Issued	2003525623	5-Sep-02
091/307SG	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Singapore	Issued	2004009247	5-Sep-02
091/315IL D	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Israel	Pending	204178	5-Sep-02
091/316JP D	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Japan	Pending	2009271501	5-Sep-02
091/318JP D3	Culture System for Rapid Expansion of Human Embryonic Stem Cells	Japan	Pending	2015-003889	5-Sep-02

091/401CA	Medium for Growing Human Embryonic Stem Cells	Canada	Pending	2,573,437	13-Jul-05
091/402AT	Medium for Growing Human Embryonic Stem Cells	Austria	Issued	57752941	13-Jul-05
091/402CH	Medium for Growing Human Embryonic Stem Cells	Switzerland	Issued	57752941	13-Jul-05
091/402DE	Medium for Growing Human Embryonic Stem Cells	Germany	Issued	57752941	13-Jul-05
091/402EP	Medium for Growing Human Embryonic Stem Cells	European Patent Office	Issued	57752941	13-Jul-05
091/402FR	Medium for Growing Human Embryonic Stem Cells	France	Issued	57752941	13-Jul-05
091/402IE	Medium for Growing Human Embryonic Stem Cells	Ireland	Issued	57752941	13-Jul-05
091/402SE	Medium for Growing Human Embryonic Stem Cells	Sweden	Issued	57752941	13-Jul-05
091/403AU	Medium for Growing Human Embryonic Stem Cells	Australia	Issued	2005271723	13-Jul-05
091/404UK	Medium for Growing Human Embryonic Stem Cells	United Kingdom	Issued	7027931	13-Jul-05
091/405IL	Medium for Growing Human Embryonic Stem Cells	Israel	Issued	180447	13-Jul-05
091/406SG	Medium for Growing Human Embryonic Stem Cells	Singapore	Issued	2007001605	13-Jul-05
091/407HK	Medium for Growing Human Embryonic Stem Cells	Hong Kong	Issued	71109966	13-Jul-05
091/408EP D	Medium for Growing Human Embryonic Stem Cells	European Patent Office	Pending	101807592	13-Jul-05
091/501AU	Suspension Culture of Human Embryonic Stem Cells	Australia	Issued	2006262369	20-Jun-06

091/502CA	Suspension Culture of Human Embryonic Stem Cells	Canada	Pending	2,613,369	20-Jun-06
091/503EP	Suspension Culture of Human Embryonic Stem Cells	European Patent Office	Pending	67851857	20-Jun-06
091/504GB	Suspension Culture of Human Embryonic Stem Cells	United Kingdom	Issued	8003659	20-Jun-06
091/505IL	Suspension Culture of Human Embryonic Stem Cells	Israel	Issued	188264	20-Jun-06
091/506IN	Suspension Culture of Human Embryonic Stem Cells	India	Pending	81CHENP2008	20-Jun-06
091/507JP	Suspension Culture of Human Embryonic Stem Cells	Japan	Issued	2008518312	20-Jun-06
091/508KR	Suspension Culture of Human Embryonic Stem Cells	Republic of Korea	Pending	1.02E+12	20-Jun-06
091/509SG	Suspension Culture of Human Embryonic Stem Cells	Singapore	Issued	2007188667	20-Jun-06
091/510CN	Suspension Culture of Human Embryonic Stem Cells	China	Pending	2.01E+12	20-Jun-06
091/511HK	Suspension Culture of Human Embryonic Stem Cells	Hong Kong	Issued	81027198	20-Jun-06
091/512AU D	Suspension Culture of Human Embryonic Stem Cells	Australia	Pending	2012203350	20-Jun-06
091/513JP D	Suspension Culture of Human Embryonic Stem Cells	Japan	Allowed	2013035335	20-Jun-06
091/514KR D2	Suspension Culture of Human Embryonic Stem Cells	Republic of Korea	Pending	10-2015-7014388	20-Jun-06
092/002	Conditioned Media for Propagating Human Pluripotent Stem Cells	United States of America	Issued	09/900,752	6-Jul-01

094/004D	Making Neural Cells for Human Therapy or Drug Screening from Human Embryonic Stem Cells	United States of America	Issued	09/872,183	31-May-01
094/005C	Neural Progenitor Cell Populations	United States of America	Issued	11/281,040	16-Nov-05
094/006C	Neural Progenitor Cell Populations	United States of America	Issued	12/332,783	11-Dec-08
094/007C	Neural Progenitor Cell Populations	United States of America	Pending	13/558,078	25-Jul-12
094/008C	Neural Progenitor Cell Populations	United States of America	Pending	14/217,699	18-Mar-14
094/011P	Screening Small Molecule Drugs Using Neural Cells Differentiated from Human Embryonic Stem Cells	United States of America	Issued	10/157,288	28-May-02
094/013D	Use of Cyclic AMP and Ascorbic Acid to Produce Dopaminergic Neurons from Embryonic Stem Cells	United States of America	Issued	11/009,504	10-Dec-04
094/201IN	A Medical Composition Comprising Neural Cells	India	Issued	397MAS2001	16-May-01
094/202AU	Neural Progenitor Cell Populations	Australia	Issued	2001263199	16-May-01
094/203CA	Neural Progenitor Cell Populations	Canada	Issued	2,409,698	16-May-01
094/204CN	Neural Progenitor Cell Populations	China	Issued	01809662X	16-May-01
094/205EP	Neural Progenitor Cell Populations	European Patent Office	Pending	19374636	16-May-01
094/206IL	Neural Progenitor Cell Populations	Israel	Issued	152741	16-May-01
094/207JP	Neural Progenitor Cell Populations	Japan	Pending	2001585312	16-May-01
094/208KR	Neural Progenitor Cell Populations	Republic of Korea	Issued	20027015192	16-May-01
094/209SG	Neural Progenitor Cell Populations	Singapore	Issued	2002066777	16-May-01
094/210GB	Neural Progenitor Cell Populations	United Kingdom	Issued	2293694	16-May-01
094/211HK	Neural Progenitor Cell Populations	Hong Kong	Issued	31081542	16-May-01
094/212JP D	Neural Progenitor Cell Populations	Japan	Issued	2012260896	16-May-01
094/221AU D	Neural Progenitor Cell Populations	Australia	Issued	2004214542	16-May-01

094/222D JP	Neural Progenitor Cell Populations	Japan	Pending	2013-268201	16-May-01
094/301AU	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Australia	Issued	2002322270	20-Jun-02
094/302CA	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Canada	Pending	2,451,486	20-Jun-02
094/303CN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	China	Issued	28151445	20-Jun-02
094/304EP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	European Patent Office	Pending	27562487	20-Jun-02
094/305GB	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	United Kingdom	Issued	4001673	20-Jun-02
094/306IN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	India	Issued	2018CHENP2003	20-Jun-02
094/307IL	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Israel	Issued	159324	20-Jun-02
094/308JP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Issued	2003507255	20-Jun-02
094/309KR	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Republic of Korea	Issued	20037016718	20-Jun-02

094/310SG	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Singapore	Issued	2003076015	20-Jun-02
094/311HK	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Hong Kong	Issued	51078082	20-Jun-02
094/312CN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	China	Issued	2.01E+12	20-Jun-02
094/316IN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	India	Issued	5529CHENP2007	20-Jun-02
094/318JP D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Issued	2010009966	20-Jun-02
094/319JP D2	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Pending	2012246396	20-Jun-02
094/319JP D3	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Pending	2015-105256	20-Jun-02
096/003	Differentiated Cells Suitable For Human Therapy	United States of America	Issued	09/783,203	13-Feb-01
096/004	Selective Antibody Targeting of Undifferentiated Stem Cells	United States of America	Issued	09/995,419	26-Nov-01
096/007C	Differentiated Cells Suitable For Human Therapy	United States of America	Issued	11/359,341	21-Feb-06
096/009C	Differentiated Cells Suitable For Human Therapy	United States of America	Issued	13/837,522	15-Mar-13

096/201AU	Differentiated Stem Cells Suitable for Human Therapy	Australia	Issued	2002237681	26-Nov-01
096/202CA	Differentiated Stem Cells Suitable for Human Therapy	Canada	Issued	2,434,760	26-Nov-01
096/204CH	Differentiated Stem Cells Suitable for Human Therapy	Switzerland	Issued	19864883	26-Nov-01
096/204DE	Differentiated Stem Cells Suitable for Human Therapy	Germany	Issued	19864883	26-Nov-01
096/204EP	Differentiated Stem Cells Suitable for Human Therapy	European Patent Office	Issued	19864883	26-Nov-01
096/204ES	Differentiated Stem Cells Suitable for Human Therapy	Spain	Issued	19864883	26-Nov-01
096/204FR	Differentiated Stem Cells Suitable for Human Therapy	France	Issued	19864883	26-Nov-01
096/204GB	Differentiated Stem Cells Suitable for Human Therapy	United Kingdom	Issued	19864883	26-Nov-01
096/204IE	Differentiated Stem Cells Suitable for Human Therapy	Ireland	Issued	19864883	26-Nov-01
096/204IT	Differentiated Stem Cells Suitable for Human Therapy	Italy	Issued	19864883	26-Nov-01
096/205GB	Differentiated Stem Cells Suitable for Human Therapy	United Kingdom	Issued	3133899	26-Nov-01
096/207IL	Differentiated Cells Suitable for Human Therapy	Israel	Issued	155695	26-Nov-01
096/208IN	Differentiated Stem Cells Suitable for Human Therapy	India	Issued	00782CHENP2003	26-Nov-01
096/211SG	Differentiated Stem Cells Suitable for Human Therapy	Singapore	Issued	2003024254	26-Nov-01
096/213CN D	Differentiated Stem Cells Suitable for Human Therapy	China	Pending	2.01E+12	26-Nov-01

096/218IN D	A Modified Population of Cells Differentiated from Primate Pluripotent Stem (pPS) Cells	India	Pending	1873CHENP2008	26-Nov-01
096/300GB	Selective Antibody Targeting of Undifferentiated Stem Cells	United Kingdom	Issued	1284090	27-Nov-01
097/201AU	Tolerizing Allografts of Pluripotent Stem Cells	Australia	Issued	2002239294	21-Nov-01
097/205GB	Tolerizing Allografts of Pluripotent Stem Cells	United Kingdom	Issued	3133873	21-Nov-01
097/211SG	Tolerizing Allografts of Pluripotent Stem Cells	Singapore	Issued	2003024197	21-Nov-01
098/201AU	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Australia	Issued	2002322379	3-Jul-02
098/202CA	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Canada	Pending	2,453,068	3-Jul-02
098/204CH	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Switzerland	Issued	27563675	3-Jul-02
098/204DE	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Germany	Issued	27563675	3-Jul-02
098/204EP	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	European Patent Office	Issued	27563675	3-Jul-02
098/204ES	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Spain	Issued	27563675	3-Jul-02
098/204FR	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	France	Issued	27563675	3-Jul-02
098/204GB	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	United Kingdom	Issued	27563675	3-Jul-02
098/204IE	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Ireland	Issued	27563675	3-Jul-02
098/204IT	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Italy	Issued	27563675	3-Jul-02
098/205GB	Osteoblasts Derived from Human Embryonic Stem Cells	United Kingdom	Issued	4004818	3-Jul-02

098/206IL	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Israel	Issued	159578	3-Jul-02
098/209SG	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Singapore	Issued	200400102	3-Jul-02
098/213CN D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	China	Allowed	200910152133X	10-Jul-09
098/214HK D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	Hong Kong	Pending	101078156	3-Jul-02
098/217IN D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	India	Issued	2634CHENP2005	3-Jul-02
099/003	Cardiomyocyte Precursors from Human Embryonic Stem Cells	United States of America	Issued	10/193,884	12-Jul-02
099/004P	Process for Making Transplantable Cardiomyocytes from Human Embryonic Stem Cells	United States of America	Issued	10/805,099	19-Mar-04
099/006D	Differentiation Protocol for Making Human Cardiomyocytes	United States of America	Issued	11/040,691	21-Jan-05
099/031	Direct Differentiation Method for Making Cardiomyocytes from Human Embryonic Stem Cells	United States of America	Issued	11/086,709	21-Mar-05
099/032C	Direct Differentiation Method for Making Cardiomyocytes from Human Embryonic Stem Cells	United States of America	Issued	12/210,779	15-Sep-08
099/033C	Differentiation Protocol for Making Human Cardiomyocytes	United States of America	Issued	12/234,916	22-Sep-08
099/041	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	United States of America	Allowed	11/471,916	20-Jun-06
099/201AU	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Australia	Issued	2002313670	12-Jul-02

099/202CA	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Canada	Pending	2,453,438	12-Jul-02
099/203CN	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	China	Issued	28139275	12-Jul-02
099/205GB	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	United Kingdom	Issued	4005708	12-Jul-02
099/206IL	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Israel	Issued	159580	12-Jul-02
099/207IN	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	India	Issued	00033CHENP2004	12-Jul-02
099/208JP	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Japan	Pending	2003512669	12-Jul-02
099/209SG	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Singapore	Issued	2004000964	12-Jul-02
099/211HK	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Hong Kong	Issued	51000183	12-Jul-02
099/212KR D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Republic of Korea	Issued	20107000243	12-Jul-02
099/214JP D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Japan	Allowed	2010219095	12-Jul-02
099/215IN D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	India	Pending	7542CHENP2011	12-Jul-02
099/216JP D2	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	Japan	Pending	2013045770	12-Jul-02
099/301AU	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	Australia	Issued	2005224670	18-Mar-05
099/302CA	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	Canada	Issued	2,559,854	18-Mar-05

099/303CN	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	China	Issued	2.01E+12	18-Mar-05
099/304EP	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	European Patent Office	Pending	57326621	18-Mar-05
099/305GB	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	United Kingdom	Issued	6197198	18-Mar-05
099/306IL	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	Israel	Issued	178006	18-Mar-05
099/307IN	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	India	Pending	5842DELNP2006	18-Mar-05
099/308JP	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	Japan	Issued	2007504142	18-Mar-05
099/309SG	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	Singapore	Issued	2006064778	18-Mar-05
099/401AU	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Australia	Issued	2006262329	20-Jun-06
099/402CA	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Canada	Pending	2,611,809	20-Jun-06
099/403CN	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	China	Pending	2.01E+12	20-Jun-06
099/404EP	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	European Patent Office	Pending	67852293	20-Jun-06

099/405GB	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	United Kingdom	Issued	8002644	20-Jun-06
099/406IL	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Israel	Issued	187611	20-Jun-06
099/407IN	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	India	Pending	9175DELNP2007	20-Jun-06
099/408JP	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Japan	Issued	2008518339	20-Jun-06
099/409KR	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Republic of Korea	Allowed	1.02E+12	20-Jun-06
099/410SG	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Singapore	Issued	2007188675	20-Jun-06
099/411HK	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Hong Kong	Issued	81039050	20-Jun-06
099/413KR D	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	Republic of Korea	Pending	1.02E+12	20-Jun-06
133/003C	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	United States of America	Issued	11/345,878	1-Feb-06
133/004C	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	United States of America	Issued	13/021,497	4-Feb-11
133/005C	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	United States of America	Pending	14/015,040	30-Aug-13
133/201AU	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	Australia	Issued	2002366602	6-Dec-02
133/202CA	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	Canada	Issued	2,468,335	6-Dec-02
133/206IL	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	Israel	Issued	162132	6-Dec-02
133/207IN	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	India	Pending	1794DELNP2004	6-Dec-02

133/209KR	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	Republic of Korea	Issued	20047008714	6-Dec-02
133/210SG	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	Singapore	Issued	2004032611	6-Dec-02
135/002	A Marker System for Preparing and Characterizing High-Quality Human Embryonic Stem Cells	United States of America	Issued	10/389,431	13-Mar-03
135/202SG	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	Singapore	Issued	2005058763	13-Mar-04
135/203GB	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	United Kingdom	Issued	5208475	13-Mar-04
135/212SG D	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	Singapore	Issued	2007084197	13-Mar-04
135/213GB D	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	United Kingdom	Issued	7087075	13-Mar-04
151/003	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	United States of America	Issued	12/412,183	26-Mar-09
151/004C	Systems for Differentiating Pluripotent Stem Cells into Hematopoietic Lineage Cells	United States of America	Pending	13/312,349	6-Dec-11
151/201AU	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Australia	Pending	2009228215	26-Mar-09
151/202CA	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Canada	Pending	2,718,438	26-Mar-09
151/203CN	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	China	Pending	2.01E+12	26-Mar-09

151/204EP	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	European Patent Office	Pending	97240527	26-Mar-09
151/206IL	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Israel	Issued	208116	26-Mar-09
151/208JP	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Japan	Issued	2011502069	26-Mar-09
151/208JP D	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Japan	Pending	2015-083475	26-Mar-09
151/209KR	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Republic of Korea	Pending	20107021271	26-Mar-09
151/211HK	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Hong Kong	Pending	111055287	26-Mar-09
151/212SG D	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	Singapore	Pending	2013050216	27-Jun-13
161/002	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	United States of America	Issued	12/362,190	29-Jan-09
161/003C	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	United States of America	Issued	13/546,381	11-Jul-12
161/004C	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	United States of America	Pending	14/028,808	17-Sep-13
161/201AU	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Australia	Pending	2009209157	29-Jan-09
161/202CA	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Canada	Pending	2,712,891	29-Jan-09
161/203CN	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	China	Pending	2.01E+12	29-Jan-09
161/204EP	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	European Patent Office	Pending	97059232	29-Jan-09
161/205IL	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Israel	Pending	207083	29-Jan-09

161/206IN	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	India	Pending	5135CHENP2010	29-Jan-09
161/208KR	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Republic of Korea	Pending	20107019066	29-Jan-09
161/210HK	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Hong Kong	Pending	111067434	29-Jan-09
161/211SG D	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Singapore	Issued	2013007612	30-Jan-13
161/212 JPD	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	Japan	Pending	2014-158599	29-Jan-09
164/003C	Synthetic Surfaces for Differentiating Stem Cells into Cardiomyocytes (amended)	United States of America	Pending	12/701,731	8-Feb-10
165/002	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	United States of America	Issued	12/823,739	25-Jun-10
165/003C	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	United States of America	Allowed	13/679,663	16-Nov-12
165/201AU	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Australia	Pending	2010266016	25-Jun-10
165/202CA	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Canada	Pending	2,766,164	25-Jun-10
165/203CN	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	China	Issued	2.01E+12	25-Jun-10
165/204IL	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Israel	Pending	217061	25-Jun-10
165/205IN	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	India	Pending	47CHENP2012	25-Jun-10
165/206JP	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Japan	Pending	2012517776	25-Jun-10
165/207KR	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Republic of Korea	Pending	20127001572	25-Jun-10

165/208SG	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Singapore	Issued	2011095221	25-Jun-10
165/209GB	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	United Kingdom	Pending	12010476	25-Jun-10
165/210EP	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	European Patent Office	Pending	107927337	25-Jun-10
165/211HK	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	Hong Kong	Pending	131054099	25-Jun-10
166/002	Enriched Populations of Cardiomyocyte Lineage Cells from Pluripotent Stem Cells	United States of America	Pending	14/005,844	28-Mar-12
166/201AU	Enriched Populations of Cardiomyocyte Lineage Cells from Pluripotent Stem Cells	Australia	Pending	2012236707	28-Mar-12
166/202CA	Enriched Populations of Cardiomyocyte Lineage Cells from Pluripotent Stem Cells	Canada	Pending	2,829,804	28-Mar-12
166/203EP	Enriched Populations of Cardiomyocyte Lineage Cells from Pluripotent Stem Cells	European Patent Office	Pending	127636694	28-Mar-12

Schedule B

List of Patents and Patent Application - BioTime’s First Set of Patent Rights

DOCKET #	TITLE	COUNTRY	STATUS	APPLICATION #	DATE FILED
BIOT-013	Methods to Accelerate the Isolation of Novel Cell Strains from Pluripotent Stem Cells and Cells Obtained Thereby	United States of America	Pending	12/504,630	16-Jul-09
BIOT-025CON1	Methods for Telomere Length and Genomic DNA Quality Control Analysis in Pluripotent Stem Cells	United States of America	Pending	14/876,779	06-Oct-15
BIOT-025AU	Methods for Telomere Length and Genomic DNA Quality Control Analysis in Pluripotent Stem Cells	Australia	Pending	2011218041	17-Feb-11
BIOT-025CA	Methods for Telomere Length and Genomic DNA Quality Control Analysis in Pluripotent Stem Cells	Canada	Pending	2,789,774	17-Feb-11
BIOT-065PCT	Compositions and Methods for Induced Tissue Regeneration	PCT	Pending	PCT/US14/40601	3-Jun-14

Schedule C

List of Patents and Patent Application - BioTime’s Second Set of Patent Rights

DOCKET #	TITLE	COUNTRY	STATUS	APPLICATION #	DATE FILED
BIOT-064	Thiolated Hyaluronan-Based Hydrogels Cross-linked Using Oxidized Glutathione	United States of America	Pending	14/275,795	12-May-14
BIOT-071	Hydrogel Foams and Methods of Making and Using the Same	United States of America	Pending	14/820,497	6-Aug-15

Schedule D

List of Patents and Patent Application - ESI Patent Rights

DOCKET #	TITLE	COUNTRY	STATUS	APPLICATION #	DATE FILED
BIOT-035	Method for Stem Cell Culture and Cells Derived Therefrom	United States of America	Issued	12/307,684	6-Jan-09
BIOT-035AU	Method for Stem Cell Culture and Cells Derived Therefrom	Australia	Issued	2007270069	6-Jul-07
BIOT-035CON1	Method for Stem Cell Culture and Cells Derived Therefrom	United States of America	Pending	14/631,816	25-Feb-15
BIOT-035GB	Method for Stem Cell Culture and Cells Derived Therefrom	United Kingdom	Issued	0901623.9	6-Jul-07
BIOT-035IL	Method for Stem Cell Culture and Cells Derived Therefrom	Israel	Issued	196137	6-Jul-07
BIOT-035SG	Method for Stem Cell Culture and Cells Derived Therefrom	Singapore	Issued	2008094690	6-Jul-07
BIOT-036	Methods of Identifying and Selecting Cardiomyocytes	United States of America	Pending	12/671,274	31-Jul-07
BIOT-036AU	Method for Identifying and Selecting Cardiomyocytes	Australia	Issued	2007357127	31-Jul-07
BIOT-036GB	Method for Identifying and Selecting Cardiomyocytes	United Kingdom	Issued	1002084.0	31-Jul-07
BIOT-036IL	Method for Identifying and Selecting Cardiomyocytes	Israel	Pending	203575	31-Jul-07
BIOT-036SG DIV	Method for Identifying and Selecting Cardiomyocytes	Singapore	Pending	2012054565	31-Jul-07
BIOT-037	Method of Differentiating Stem Cells	United States of America	Pending	12/865,454	30-Jul-10
BIOT-050	Cardiomyocyte Production	United States of America	Allowed	12/066,624	8-Apr-08
BIOT-050AU	Cardiomyocyte Production	Australia	Issued	2006292021	12-Sep-06
BIOT-050GB	Cardiomyocyte Production	United Kingdom	Issued	0806557.5	10-Apr-08
BIOT-050IL	Cardiomyocyte Production	Israel	Issued	190016	12-Sep-06
BIOT-050SG	Cardiomyocyte Production	Singapore	Issued	2009017146	11-Mar-09

BIOT-052	Direct Differentiation of Cardiomyocytes From Human Embryonic Stem Cells	United States of America	Pending	11/644,790	22-Dec-06
BIOT-053	Direct Differentiation of Cardiomyocytes from Human Embryonic Stem Cells	United States of America	Issued	12/158,521	7-Nov-08
BIOT-053AU	Direct Differentiation of Cardiomyocytes from Human Embryonic Stem Cells	Australia	Issued	2006326853	22-Dec-06
BIOT-053CON	Direct Differentiation of Cardiomyocytes from Embryonic Stem Cells	United States of America	Pending	13/651,151	12-Oct-12
BIOT-053GB	Direct differentiation of cardiomyocytes from human embryonic stem cells	United Kingdom	Issued	08122228	22-Dec-06
BIOT-059AU	Method of transducing ES cells	Australia	Issued	2002351884	24-Dec-02
BIOT-059EP	METHODS OF TRANSDUCING CELLS	European Patent Office	Pending	02787213.4	24-Dec-02
BIOT-059GB	Method and lentiviral vector for transducing human embryonic stem cells	United Kingdom	Issued	4165163	24-Dec-02
BIOT-059SG	METHOD OF TRANSDUCING ES CELLS	Singapore	Issued	2004035341	24-Dec-02

Schedule E

List of BioTime Named Affiliates

Recyte Therapeutics, Inc.

OrthoCyte Corporation

ES Cell International Pte Ltd.

Ascendance Biotechnology, Inc.

BioTime Asia Ltd.

Schedule F

Asterias Patent Rights With BioTime Enforcement Rights

094/004D	Making Neural Cells for Human Therapy or Drug Screening from Human Embryonic Stem Cells	United States of America	Issued	09/872,183	31-May-01
094/005C	Neural Progenitor Cell Populations	United States of America	Issued	11/281,040	16-Nov-05
094/006C	Neural Progenitor Cell Populations	United States of America	Issued	12/332,783	11-Dec-08
094/007C	Neural Progenitor Cell Populations	United States of America	Pending	13/558,078	25-Jul-12
094/008C	Neural Progenitor Cell Populations	United States of America	Pending	14/217,699	18-Mar-14
094/011P	Screening Small Molecule Drugs Using Neural Cells Differentiated from Human Embryonic Stem Cells	United States of America	Issued	10/157,288	28-May-02
094/013D	Use of Cyclic AMP and Ascorbic Acid to Produce Dopaminergic Neurons from Embryonic Stem Cells	United States of America	Issued	11/009,504	10-Dec-04
094/201IN	A Medical Composition Comprising Neural Cells	India	Issued	397MAS2001	16-May-01
094/202AU	Neural Progenitor Cell Populations	Australia	Issued	2001263199	16-May-01
094/203CA	Neural Progenitor Cell Populations	Canada	Issued	2,409,698	16-May-01
094/204CN	Neural Progenitor Cell Populations	China	Issued	01809662X	16-May-01
094/205EP	Neural Progenitor Cell Populations	European Patent Office	Pending	19374636	16-May-01

094/206IL	Neural Progenitor Cell Populations	Israel	Issued	152741	16-May-01
094/207JP	Neural Progenitor Cell Populations	Japan	Pending	2001585312	16-May-01
094/208KR	Neural Progenitor Cell Populations	Republic of Korea	Issued	20027015192	16-May-01
094/209SG	Neural Progenitor Cell Populations	Singapore	Issued	2002066777	16-May-01
094/210GB	Neural Progenitor Cell Populations	United Kingdom	Issued	2293694	16-May-01
094/211HK	Neural Progenitor Cell Populations	Hong Kong	Issued	31081542	16-May-01
094/212JP D	Neural Progenitor Cell Populations	Japan	Issued	2012260896	16-May-01
094/221AU D	Neural Progenitor Cell Populations	Australia	Issued	2004214542	16-May-01
094/222D JP	Neural Progenitor Cell Populations	Japan	Pending	2013-268201	16-May-01
094/301AU	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Australia	Issued	2002322270	20-Jun-02
094/302CA	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Canada	Pending	2,451,486	20-Jun-02
094/303CN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	China	Issued	28151445	20-Jun-02
094/304EP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	European Patent Office	Pending	27562487	20-Jun-02
094/305GB	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	United Kingdom	Issued	4001673	20-Jun-02
094/306IN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	India	Issued	2018CHENP2003	20-Jun-02
094/307IL	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Israel	Issued	159324	20-Jun-02

094/308JP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Issued	2003507255	20-Jun-02
094/309KR	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Republic of Korea	Issued	20037016718	20-Jun-02
094/310SG	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Singapore	Issued	2003076015	20-Jun-02
094/311HK	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Hong Kong	Issued	51078082	20-Jun-02
094/312CN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	China	Issued	2.01E+12	20-Jun-02
094/316IN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	India	Issued	5529CHENP2007	20-Jun-02
094/318JP D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Issued	2010009966	20-Jun-02
094/319JP D2	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Pending	2012246396	20-Jun-02
094/319JP D3	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	Japan	Pending	2015-105256	20-Jun-02